SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Money Market Obligations Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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Federated®

Please vote.

Because you and/or your clients may use one of the Funds in the Money Market Obligations Trust (MMOT), we want you to know that proxy materials are in the mail.

The purpose of the proxy is for shareholders to elect trustees to the MMOT Board of Trustees and to approve amendments to the MMOT's Declaration of Trust that will enable the Funds to more efficiently comply with new SEC regulations affecting money market funds.

The MMOT Proxy Update provides more information in a Q&A format on the proxy as well as convenient ways to vote. To view the complete proxy statement, please click here.

Every shareholder vote is very important and we encourage you and/or your clients to exercise your rights and vote as early as possible.

Thank you for your consideration.

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Important Proxy Materials are available

Federated Investors Funds

You have elected to receive Proxy Materials via the Internet.

This email notification contains information relating to Proxy

Materials that are available for the Federated Fund(s) that are maintained in your account and that are identified below.

Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

Federated Money Market Obligations Trust

Special Meeting of Shareholders

Meeting Date: August 6, 2015

For Shareholders as of: June 8, 2015

You can access these Proxy Materials at the following Web

address(es):

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

https://materials.proxyvote.com/document/unavailable

SHAREHOLDER LETTER

https://materials.proxyvote.com/document/unavailable

If your email software supports it, you can simply click on

the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the Control number(s) below.

FEDERATED MONEY MARKET OBLIGATIONS TRUST FEDERATED AUTOMATED CASH MANAGEMENT TRUST

CONTROL NUMBER: 0123456789012345

(use this number to cast your vote)

To vote through the Internet, visit

https://www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (PST) the day

before the meeting/cut off date.

To vote by touchtone telephone, call 1-800-690-6903

and follow the recorded instructions. Touchtone telephone voting is accepted up to 11:59 p.m (PST) the day before the meeting/cut off date.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe

Acrobat Reader software.  This software is available for

download at no cost at http://www.adobe.com.  Downloading time may be slow.

Money Market Obligations Trust Proxy

Federated recently mailed proxy voting materials to all shareholders of Funds in the Money Market Obligations Trust (MMOT). The proxy gives shareholders the opportunity to:

•	Elect members to the MMOT Board of Trustees
•	Approve amendments to the MMOT’s Declaration of Trust. These changes will allow the Funds to comply more efficiently with new SEC regulations affecting money market funds.

Every shareholder vote is very important and we encourage shareholders to exercise their rights to vote as early as possible using the materials they receive in the mail. If you’re an adviser of an MMOT shareholder, please remind them to vote.

Q&A: MMOT Proxy

What is the purpose of this special shareholder meeting?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the ones included in the Proxy Statement. Shareholders have a right to vote on these changes and are encouraged to vote as soon as possible.

Why am I being asked to vote?
If you received a proxy statement, you are listed as a shareholder of one or more of the Funds as of the record date (June 8, 2015). You may be directly invested in the Funds through an account with a financial intermediary or as part of a cash sweep connected with a brokerage account.

Why is it important that I vote?
Every shareholder vote is important. These proposals affect the Funds and any investments in them. In addition, the proxy proposals cannot be put into effect unless enough shareholder votes are received to achieve a quorum (the vote of a required minimum number of shareholders required for the transaction of any business at the special meeting). Regardless of how many shares owned, it is important to exercise your rights as a shareholder.

What are the proposals?
To elect Trustees for the Funds.
Three nominees were previously appointed by the Board of Trustees and currently serve as Trustees of the Funds. One nominee has not yet been appointed by the Board of Trustees and would begin to serve following shareholder approval.

To adopt amendments to the Declaration of Trust.
Shareholders are being asked to consider a number of proposals to amend the Funds’ Declaration of Trust. The amendments are designed to modernize the Declaration of Trust in order to streamline Fund oversight and administration. The proposed changes will also enable the Funds to more efficiently comply with recent regulatory changes affecting money market funds.

Why are Trustees being elected?
The Trust is required to have at least 75% of the Board membership comprised of Trustees who are not affiliated with the Funds or the Funds’ advisers, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act permits a board to fill vacancies between shareholder meetings without shareholder votes under the following circumstance: if, immediately after filling such a vacancy, at least two-thirds of the Trustees then holding office have been elected by shareholders.

The Board of Trustees appointed new independent Trustees to the Board in May 2009 and August 2013, consistent with this requirement. At the upcoming shareholder meeting, the Board seeks to elect the appointed Trustees and one new Trustee. If shareholders approve their election, the Board will be fully comprised of Trustees that have been elected by shareholders.

Why are the amendments to the Declaration of Trust being proposed?
The amendments are being proposed for the following reasons: to allow the Trust to comply with the recently adopted amendments to Rule 2a-7 under the 1940 Act; to modernize the Trust governance provisions to permit transactions approved by Trustees, to the extent permitted under the 1940 Act; to allow for future flexibility to react to changing regulatory and market developments; and to permit the Trust to achieve its purpose without incurring unnecessary expense or burdening shareholders with proxy solicitations. Please be assured that adoption of the amendments to the Declaration of Trust will not remove any of the protections of federal law or alter the Trustees’ fiduciary obligation to act in the best interests of the Funds.

What funds are part of the Money Market Obligations Trust?
The following funds comprise the Trust:

•	Federated Automated Cash Management Trust
•	Federated Automated Government Cash Reserves
•	Federated California Municipal Cash Trust
•	Federated Capital Reserves Fund
•	Federated Connecticut Municipal Cash Trust
•	Federated Florida Municipal Cash Trust
•	Federated Georgia Municipal Cash Trust
•	Federated Government Obligations Fund
•	Federated Government Obligations Tax-Managed Fund
•	Federated Government Reserves Fund
•	Federated Liberty U.S. Government Money Market Trust
•	Federated Massachusetts Municipal Cash Trust
•	Federated Master Trust
•	Federated Michigan Municipal Cash Trust
•	Federated Minnesota Municipal Cash Trust
•	Federated Money Market Management
•	Federated Municipal Obligations Fund
•	Federated Municipal Trust
•	Federated New Jersey Municipal Cash Trust
•	Federated New York Municipal Cash Trust
•	Federated North Carolina Municipal Cash Trust
•	Federated Ohio Municipal Cash Trust
•	Federated Pennsylvania Municipal Cash Trust
•	Federated Prime Cash Obligations Fund
•	Federated Prime Obligations Fund
•	Federated Prime Value Obligations Fund
•	Federated Tax-Free Obligations Fund
•	Federated Tax-Free Trust
•	Federated Treasury Obligations Fund
•	Federated Trust for U.S. Treasury Obligations
•	Federated U.S. Treasury Cash Reserves
•	Federated Virginia Municipal Cash Trust
•	Tax-Free Money Market Fund

How do I vote my shares?
Voting your shares is simple and easy and takes just minutes.
Votes can be cast in a variety of ways:

•	Online—Use the web address on the ballot.
•	Phone—Use the toll-free number on the ballot.
•	Mail—Complete and return the ballot in the enclosed postage-paid envelope.

Votes also can be cast in person at the August 6, 2015 shareholder meeting in Warrendale, PA.

Who do I call with questions about this Proxy Statement?
Please call your investment professional or call Federated toll-free at 1-800-341-7400.

Additional Resources

Q&A: MMOT Proxy (PDF)

Proxy Statement (PDF)

More about proxy votes

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